UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2013

MAC-GRAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13495	04-3361982
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Wyman Street, Suite 400, Waltham, Massachusetts 02451

 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 487-7600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02  Termination of a Material Definitive Agreement.

On April 8, 2013, Mac-Gray Corporation terminated its Shareholder Rights Agreement with American Stock Transfer & Trust Company, LLC (“AST”), effective as of the close of business.

In order to effect the termination, Mac-Gray and AST entered into an Amendment and Termination of Shareholder Rights Agreement (the “Amendment”) which causes the rights to purchase Series A Junior Participating Cumulative Preferred Stock (the “Series A Junior Stock”) issued pursuant to the Rights Agreement to expire as of April 8, 2013.

The Shareholder Rights Agreement is described in Mac-Gray’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 10, 2009, and such description is incorporated herein by reference. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is set forth as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information contained in Item 1.01 above and Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the termination of the Rights Agreement and the expiration of the rights to purchase the Series A Junior Stock, Mac-Gray will file a certificate to eliminate the designation of the Series A Junior Stock from Mac-Gray’s certificate of incorporation effective as of April 8, 2013 (the “Certificate of Elimination”).  The Certificate of Elimination returns the shares that were designated as Series A Junior Stock, which will no longer be outstanding, to the status of authorized but unissued shares of the preferred stock, without designation as to series or rights, preferences, privileges or limitations.  The foregoing summary of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is set forth as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01  Regulation FD

On April 8, 2013, Mac-Gray issued a press release announcing that its Board of Directors has nominated David W. Bryan and Mary Ann Tocio for election as Class I directors at Mac-Gray’s upcoming annual meeting of stockholders (the “2013 Annual Meeting”).  Mac-Gray also announced that, in light of discussions with stockholders over the past several months, the Board determined to take certain corporate governance measures, including termination of the Shareholder Rights Agreement and recommending that stockholders approve an amendment to Mac-Gray’s certificate of incorporation to reduce the stockholder vote required to amend the by-laws from 75% to a majority of the shares present in person or represented by proxy and entitled to vote on such amendment at a meeting of stockholders.  A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in Item 7.01 of this Current Report and in Exhibits 99.1 and 99.2 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically stated so therein.

Cautionary Statements

This Current Report and the exhibits furnished herewith contain statements that are “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include, but are not limited to, statements regarding Mac-Gray’s upcoming 2013 Annual Meeting; Mac-Gray’s corporate governance measures and other statements regarding the future operation, direction and success of the company’s business. Certain factors which could cause actual results to differ materially from the forward-looking statements include, but are not limited to, general economic conditions, changes in multi-housing vacancy rates, Mac-Gray’s ability to renew long-term customer contracts, and those risks set forth in Mac-Gray’s Annual

Report on Form 10-K for the year ended December 31, 2012 (the “2012 Annual Report”) under “Risk Factors” and in other reports subsequently filed with the SEC. Mac-Gray undertakes no obligation to update any forward-looking statements, which speak only as of the date of this Current Report.

Important Shareholder Information

Mac-Gray plans to file with the SEC and mail to its stockholders a proxy statement in connection with the 2013 Annual Meeting. The proxy statement will contain important information about Mac-Gray, the 2013 Annual Meeting and related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by the company with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov.  In addition, Mac-Gray’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available), may be obtained, without charge, from Mac-Gray by directing a request to the company at 404 Wyman Street, Suite 400, Waltham, Massachusetts 02451, Attention: Secretary. Such materials are also available at www.macgray.com/proxy.

Mac-Gray and its directors and executive officers are deemed to be participants in the solicitation of proxies from Mac-Gray’s stockholders in connection with the 2013 Annual Meeting.  Exhibit 99.2 contains a description of their direct and indirect interests by security holdings.  Additional information regarding Mac-Gray’s directors and executive officers is contained in Mac-Gray’s Annual Report filed with the SEC on March 15, 2013 and the definitive proxy statement filed with the SEC on April 26, 2012.  Detailed information regarding the interests of those participants in the solicitation of proxies may be obtained by reading the proxy statement for the 2013 Annual Meeting when it becomes available.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment and Termination of Shareholder Rights Agreement between Mac-Gray Corporation and American Stock Transfer & Trust Company, dated as of April 8, 2013

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated as of April 8, 2013

99.1	Press Release of Mac-Gray Corporation issued on April 8, 2013

99.2	Security Holdings of the Directors and Executive Officers of Mac-Gray Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAC-GRAY CORPORATION

Date: April 8, 2013	By:	/s/ Stewart Gray MacDonald, Jr.
		Name:	Stewart Gray MacDonald, Jr.
		Title:	Chief Executive Officer

Exhibit	Description

4.1	Amendment and Termination of Shareholder Rights Agreement between Mac-Gray Corporation and American Stock Transfer & Trust Company, dated as of April 8, 2013

4.2	Certificate of Elimination of Series A Junior Participating Cumulative Preferred Stock, dated as of April 8, 2013

99.1	Press Release of Mac-Gray Corporation issued on April 8, 2013

99.2	Security Holdings of the Directors and Executive Officers of Mac-Gray Corporation